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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 22, 1997

                               IEC Funding Corp.
             North Jersey Energy Associates, A Limited Partnership
              Northeast Energy Associates, A Limited Partnership
            (Exact Name of Registrant as Specified in its Charter)


Delaware                           33-87902                   04-3255377
New Jersey                        33-87902-01                 04-2955646
Massachusetts                     33-87902-02                 04-2955642
(State or Other                 (Commission File              (IRS Employer
Jurisdiction of                     Number)                   Identification
Incorporation)                                                Number)


                               350 Lincoln Place
                         Hingham, Massachusetts 02043
                   (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (781) 749-9800

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ITEM 5. OTHER EVENTS

     Intercontinental Energy Corporation ("IEC") has announced that IEC and all the limited partners in each of Northeast Energy Associates, A Limited Partnership ("NEA"), and North Jersey Energy Associates, A Limited Partnership (together with NEA, the "Partnerships") have entered into an agreement to sell all the general and limited partnership interests in the Partnerships, as well as 75% of the outstanding shares of common stock of IEC Funding Corp. ("IEC Funding"), to certain entities owned and controlled by ESI Energy, Inc. (a wholly-owned subsidiary of FPL Group Inc.) and Tractebel Power, Inc. (a wholly-owned subsidiary of Tractebel, S.A.). The obligations of the parties to consummate the purchase and sale of the interests in the Partnerships and such shares of IEC Funding are subject to the satisfaction or waiver of certain conditions including, without limitation, a condition that consents be obtained from the holders of a majority in interest of the outstanding bonds issued by IEC Funding under its Trust Indenture dated as of November 15, 1994, to certain amendments to such Trust Indenture. IEC Funding intends to commence the solicitation of such consents promptly.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, IEC Funding Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IEC FUNDING CORP.


                                       By: /s/ Maureen Herbert
                                           --------------------------------
                                           Name: Maureen Herbert
                                           Title: Vice President of Finance

December 2, 1997


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, North Jersey Energy Associates, A Limited Partnership, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTH JERSEY ENERGY ASSOCIATES, A
                                       LIMITED PARTNERSHIP

                                       By: INTERCONTINENTAL ENERGY
                                           CORPORATION, as General Partner

                                           By: /s/ Maureen Herbert
                                               -------------------------
                                              Name: Maureen Herbert
                                              Title: Vice President of Finance

December 2, 1997

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Northeast Energy Associates, A Limited Partnership, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTHEAST ENERGY ASSOCIATES,
                                       A LIMITED PARTNERSHIP

                                       By: INTERCONTINENTAL ENERGY
                                           CORPORATION, as General Partner

                                           By: /s/ Maureen Herbert
                                               -------------------------
                                               Name: Maureen Herbert
                                               Title: Vice President of Finance

December 2, 1997


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